Fees Summary	Feb. 27, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	15,773.63
Total Transaction Valuation	103,028,283.00
Total Offset Amount	14,394.94
Net Fee	$ 1,378.69